Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Quarterly Report on Form 10-Q (the “Report”) of Ultra Clean Holdings, Inc. (the “Company”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
Clarence L Granger, Interim Chief Executive Officer, and Sheri Savage, Chief Financial Officer of the Company, each certifies that, to the best of his or her knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2025

/s/ CLARENCE L. GRANGER
Clarence L. Granger
Interim Chief Executive Officer

Date: July 29, 2025

/s/ SHERI SAVAGE
Sheri Savage
Chief Financial Officer